Investor Presentation
   Second Quarter 2009
Exhibit 99

Revenue
Op Earnings
$800
$600
$400
50
40
30
20
2006
2007
2008
12 mon ending 6/30/09

CAGR

■ Leading, longstanding provider of post-acute services
 ■ Established in 1982
 ■ Largest contract manager of physical rehabilitation programs in the U.S., partnering with over 1,200 hospitals, skilled nursing facilities and other long-term care providers
Investment Highlights
The company
■ Solid track record of growing
 revenue and earnings both
 organically and through
 acquisitions
2006-08
10.2%
21.3%
	FY2006	FY2007	FY2008	1H2009
DSO	78	72	66	61
CFFO	$19	$52	$49	$27
Net Debt1	$111	$64	$30	$9
1 Total debt less cash
■ Strong cash flow
 ■ Allows continued evaluation of acquisition
 opportunities
 ■ Greater flexibility with potential partners
 searching for capital resources
■ Proven ability to adapt to market and regulatory changes
 ✓ PPS
 ✓ 60% Rule
 ✓ Part B Therapy Caps
 ✓ LTACH 25% rule

RehabCare
delivering the post-acute continuum

Inpatient Rehabilitation Facilities
Skilled Nursing Facilities
HOSPITAL
CARE MANAGEMENT
HOME
Outpatient Rehabilitation Programs
Long Term Acute Care Hospitals

Investment Highlights
The market
■ Highly fragmented and growing market
 ■ Expenditures for post-acute services:
 ■ Projected to increase 150% by 2016
 ■ Represents 15% of Medicare fee-for-service spending
 ■ First wave of baby boomers enter Medicare in 2011
■ Post-acute continuum capabilities
 ■ Offers flexible solutions to clients and partners
 ■ Gives us the ability to withstand market
 pressures in any one segment
 ■ Positions us to capitalize on proposed bundled
 or episodic payment system

RehabCare at a glance
Operating divisions
■ $477 mm - 61% of revenue
 ■ 1,065 skilled nursing facility (SNF)
 programs in 37 states
 ■ 7.8 mm annual patient visits
 ■ Polaris Group - consulting for long
 -term care facilities
 ■ VTA Management Services -
 therapy and nurse staffing for
 New York
Skilled Nursing Rehabilitation
Services (SRS)
■ $173 mm - 22% of revenue
 ■ 156 hospital-based programs
 ■ 32 states
 ■ 47,500 inpatient rehabilitation
 facility (IRF) and skilled nursing
 unit discharges/year
 ■ 1.1 mm annual outpatient visits
■ $129 mm - 17% of revenue
 ■ 7 long-term acute care hospitals
 (LTACHs), 6 inpatient
 rehabilitation facilities (IRFs)
 ■ 1 IRF minority owned1
 ■ 8 states 2
 ■ 628 beds 2
 ■ 6,500 annual patient discharges
$779 mm consolidated revenues for 12 months ending 6/30/09
1 Not included in consolidated revenues
2 These statistics include the minority-owned rehab hospital in Kokomo, IN
Hospital Rehabilitation Services
(HRS)
Hospital Division
(HD)

RehabCare
delivering the post-acute continuum®

22%

	SNF rehab	IRF	LTACH
Segment size	$6bn	$6bn	$4bn
Type of patient	Medically stable Low acuity May require some rehab	Medically stable Require extensive rehab (min 3 hrs/day)	Medically complex Length of stay >25 days May require some rehab
	RehabCare	RehabCare	RehabCare
	SRS	HRS/HD	HD

■ RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients in need of restorative care
■ Less capital intensive/more flexible business model built around partnering with hospitals, SNFs and health systems through management contracts and joint ventures (where RehabCare has majority interest)
SNF/IRF/LTACH
No post
acute care
Hospice/Home Health
Source: MedPAC, equity research estimates, June 2008
Patient Discharge Destination
Overview of post-acute settings
65%
13%
Acute care hospital
RehabCare at a glance
The back door to acute care providers

 1

Point-of-Service

Data Capture
■ Rolling out iTouch/iPhone
 technology across divisions
■ Assures accuracy of
 coding and patient care
 time
■ Automates/speeds patient
 screening process
 1Preserving Patient
 Access to Therapy
 Tool (PPATT)
■ Provides clinical pathways
 for common diagnoses of
 the long-term care patient
■ Addresses patient goal
 setting, coding guidelines
 and care management of
 services
 1

Therapy Management

System
■ Converting to web-based
 platform
■ Tracks and trends functional
 outcomes by patient type
■ Assesses patient gains from
 evaluation to discharge
■ Allows therapists to plan the
 amount of care provided at
 point of service
 1
 Dashboard Report
■ Provides site-level, real-
 time reporting on key
 performance indicators
■ Measures against
 established benchmarks
 and provides program
 rankings (i.e. performance
 vs. peers)
■ DevelopU: Online learning
 management system that
 offers clinical in-services
 and course content for
 RehabCare clinicians and
 host facilities
 1Professional
 Development
 1Specialty
 Programming
■ Moving Forward: Patient
 education series for
 common diagnoses
■ Specialty program offerings
 in areas such as wellness,
 spinal dysfunction and falls
 prevention
■ Creating Stroke Centers of
 Excellence
RehabCare at a glance
Ensuring clinical quality

Third party
Affiliated
1,065
700
500
349
342
400
RehabCare
golden living
Kindred
SUNDANCE REHABILITATION
Select
Skilled

■ Manages rehab programs for SNFs
 ■ Each Medicare-certified SNF is required to provide physical, speech and occupational therapy, but many lack the management know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to our SNF partners
 ■ Access to advanced technology platform that provides for more efficient utilization of therapists and management resources, improved patient outcomes and increased SNF reimbursement
 ■ Broader array of services
 ■ Better access to scarce therapist labor pool
■ Market size¹
 ■ 15,800 Medicare-certified skilled nursing facilities
Source: Information available from public filings or from company websites
¹ Source: MedPAC and Congressional Budget Office, June 2008
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,065
1,000
700
571
450
400
300
188
Skilled Nursing Rehabilitation Services
Division overview

CAGR: 27.8%
$171
$232
$348
$433
$457
8.8%
$227
$247
2004
2005
2006
2007
2008
1H2008
1H2009

CAGR: 25.8%
$10
$13
($1)
$7
$26
90.5%
$10
$20
2004
2005
2006
2007
2008
1H2008
1H2009

■ Significant same store revenue and margin growth since completion of Symphony integration in 2007
■ Expect 6.5% - 7.5% operating earnings margins for the remainder of 2009, driven by 6% - 8% year-over
 -year same store revenue growth; flat to modest unit growth in 2009
■ SNF final rule for FY2010 Medicare reimbursement will result in a net 1.1% rate decrease for our clients; House reform bill includes extension of Part B Therapy Caps through 2011
■ Focused on implementing next generation of point-of-care technology and web-based therapy management system
YOY growth: 30.9% 35.5% 49.9% 24.4% 5.6% 2.9% 8.8%
Same store: 9.9%  8.4% 1.0%¹ 7.1%¹ 12.4% 12.2% 10.2%

Revenue ($mm)

Note: Includes Symphony acquisition as of July 1, 2006

¹Same store analysis does not include Symphony
% Margin: 6.0% 5.5% (0.3%) 1.7% 5.6% 4.5% 7.9%
Operating Earnings ($mm)
Skilled Nursing Rehabilitation Services
Performance/outlook

1,000
4,000
Self-operated, 85%
Outsourced, 15%
Other, 6%
HealthSouth, 4%
Horizon Health, 16%
RehabCare, 74%

Competitive Landscape
■ Manages hospital-based IRFs and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved clinical outcomes
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Better access to scarce therapist labor pool
 ■ Better compliance (60% rule, RAC, 3-hour rule)
 — Enhanced denials management
Source: Information available from public filings or from company websites
5,000 acute care
hospitals
1,000 IRFs
Have IRF
No IRF
150 outsourced
Hospital Rehabilitation Services
Division overview

CAGR: (3.5%)
9.6%

$33
CAGR: (9.7%)
$23
$24
$23
$22
40.3%
$14
$10
2004
2005
2006
2007
2008
1H2008
1H2009

■ Revenue and earnings declined due to implementation of 75% Rule in 2004; freeze of rule at 60% in
 January 2008 gave clear runway for growth
■ Expect 15% - 17% operating earnings margin and flat unit growth for the remainder of 2009 and 3% -
 5% year-over-year growth in IRF same store discharges in 2009
■ Focused on implementing point-of-care technology to enhance patient capture and productivity, achieving larger system sales and becoming the post-acute solution for providers under bundled payment scenario
$191
$190
$180
$164
$166
$80
$88
2004
2005
2006
2007
2008
1H2008
1H2009
YOY growth: 2.6% (0.5%) (5.3%) (8.7%) 0.9% (5.5%) 9.7%
IRFs: 113 120 115 107 113 107 111

Revenue ($mm)
¹includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
Operating Earnings ($mm)
% Margin: 17.3% 11.9% 13.2% 14.0% 13.3%   12.4% 15.8%
1
Hospital Rehabilitation Services
Performance/outlook

RehabCare
delivering the post-acute continuum

IRF
LTACH
6
93
87
5
82
23
20
20
11
5
7
7[1]
8
6
8
4
HEALTHSOUTH
Kindred
RHC
LIFECARE HOSPITALS
VIBRA
RehabCare
Cornerstone

■ Market Size:
 ■ 215+ IRFs
Freestanding IRFs
LTACHs (Freestanding and HIHs)
Competitive Landscape
■ Market Size:
 ■ 460+ LTACHs
Source: Information available from public filings or from company websites
¹ Includes minority-owned hospital
Hospital Division
Market overview

05	06	07	08	09	10
Clear Lake Rehabilitation Hospital *Houston, Texas*					
West Gables Rehabilitation Hospital *Miami, Florida*					
MeadowBrook Specialty Hospital of Lafayette *Lafayette, Louisiana*			**Northland LTAC Hospital** *35-bed LTACH* *North Kansas City, Missouri*		
MeadowBrook Specialty Hospital of Tulsa *Tulsa, Oklahoma*	**Louisiana Specialty Hospital** *New Orleans, Louisiana*		**Greater Rome Specialty Hospital** *24-bed LTACH* *Rome, Georgia*	**Dallas LTAC Hospital** *60-bed LTACH* *Dallas, Texas* *(Acquired June 30)*	**Central Texas Rehabilitation Hospital** *30-bed expansion/relocation* *Austin, Texas*
Arlington Rehabilitation Hospital *Arlington, Texas*	**Northwest Texas Rehabilitation Hospital** *Amarillo, Texas*	**Central Texas Rehabilitation Hospital** *Austin, Texas*	**St. Luke's Rehabilitation Hospital** *35-bed Rehab* *St. Louis, Missouri*	**Greater Peoria Specialty Hospital** *50-bed LTACH* *Peoria, Illinois* *(Opened in August)*	**Greater Rome Specialty Hospital** *21-bed LTACH expansion* *Rome, Georgia*

■ Establishing joint venture partnerships with market-leading acute care providers that also will facilitate bundling model
■ Evaluating acquisition opportunities that will accelerate growth and achieve critical mass
Wholly Owned
Joint Venture
Hospital Division
Growth strategy

$40
$30
$20
$10
$0
2,000
1,900
1,800
1,700
1,600
1,500
1,400
$27
$28
$30
$35
$36
1,467
1,492
1,568
1,647
1,817
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
Revenue
Discharges

$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
($3.5)
($1.4)
($5.5)
($1.9)
($4.8)
($1.9)
($2.3)
($1.1)
($3.8)
($1.1)
Operating Earnings
Start-up & Ramp-up Losses

■ Division has struggled to maintain traction while absorbing start-up losses, infrastructure investments and the impact of operational issues at individual facilities across a small base of hospitals
■ Expect total year operating losses of $12.5 - $14.0 mm (including ≈ $3 mm in merger/acquisition related costs); revenue of $155 - $165 mm for full year; breakeven operating earnings run rate by the end of the first half of 2010
■ Final rule for FY2010 Medicare reimbursement will result in 2.8% rate increase for our IRFs, net 1.4%
 increase for our LTACHs
■ Focused on implementing revenue enhancement/cost reduction initiatives; achieving critical mass
Revenue ($mm) and discharges
Operating Earnings and Start-up Losses ($mm)
1Includes a $1.5 mm pretax charge related to the cancellation of a planned acquisition and development project
¹
Hospital Division
Performance/outlook

CAGR: 10.2%
$612
$705
$743
12.3%
$362
$407
2006
2007
2008
1H2008
1H2009

CAGR: 60.3%
$7
$13
$19
72.6%
$9
$16
2006
2007
2008
1H2008
1H2009

Revenue ($mm)
Net Earnings ($mm)
EPS: $0.42 $0.731 $1.052 $0.51 $0.87
¹includes a $0.17 per diluted share impairment charge on an intangible asset
²includes $0.09 per diluted share in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project
■ Anticipate strong consolidated revenue and net earnings growth for the full year 2009
Consolidated financial summary

■ Cash flow from operations improved to $18 mm in Q209 (net debt fell from $19 mm at
 3/31/09 to $9 mm at 6/30/09)
 ■ Days sales outstanding improved from 64 days at 3/31/09 to 61 days at 6/30/09
■ Expect continued strong operating cash flow in 2009 with DSO of approximately 60 - 65 days
■ Capital expenditures anticipated to be approximately $6 mm for the remainder of 2009, primarily related to information systems investments
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
Percent of Net Debt (debt less cash) to
Total Capital
($mm)
$ 38.2
452.5
57.0
277.4
 17%
6%
$ 23.6
441.8
32.7
286.3
10%
3%
3/31/09
6/30/09
Consolidated balance sheet

■ Expand reach in post-acute space through both organic and acquisitive growth
■ Leverage joint venture partnerships and our unique continuum model to facilitate opportunities under bundled payment system
■ Utilize IT to optimize performance and set us apart in the marketplace
■ Enhance focus on clinical outcomes through cutting-edge technology and commitment to excellence
Helping People Regain Their Lives
2010 strategic direction

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on
Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated.
The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor